

The LGL Group, Inc.

(NYSE MKT: LGL)

Q1 2013 Earnings Report

May 14, 2013 – 10:00 a.m. ET

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Corporate Snapshot

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$30 million	TTM annual revenue Mar 31, 2013
Revenue mix	50% outside the U.S.
$4.92	Stock price 5/13/2013
$7.60	52-week high
$12.9 million	market capitalization
$9.3 million	cash and cash equivalents Mar 31, 2013
$2.1 billion	total annual worldwide market

Investment Highlights

LGL's subsidiary – MtronPTI, serves large B2B OEM clients that provide solutions to: Internet Communications Technology, and Aerospace and Defense

Balanced Demand	• **65% Aerospace and Defense (Aero/Defense)** • **35% Internet Communications Technology (ICT)**
High Value IP	• **Crystal technology remains core** to precision timing • Low noise oscillator technology • **High frequency filter capability** – RF and Microwave
Enabling Platform	• **Global footprint –** multiple US sites, international sales and supply support • **India manufacturing** provides low cost, even for high performance product
Strong Margins	• **Margin protection** – high performance/high value/high reliability/harsh environment applications • **Long product life cycles** with repeat revenue streams • **Experienced supplier management** drives lower cost structure
Growth Opportunities	• Long-standing relationships with **industry leaders** (across all markets) • **Share gain opportunities with new product development and OEM supply base consolidation**

Q1 2013 Results

- $7.4M revenue
  up 3.1% compared to Q1 2012
  *sequentially **down 3.2%** compared to Q4 2012*

- 32.5% gross margin
  up 10.2% compared to Q1 2012
  *sequentially **up 1.8%** compared to Q4 2012*

- ($0.03) loss per share; improved $0.20 compared to Q1 2012 due to favorable mix driven by Aero/Defense

- $8.4M backlog at end of Q1 2013, **down by 4%** when compared to Q4 2012
  New orders soft for both ICT and Aero/Defense markets

- *(0.5%) EBITDA flat for Q1 2013 compared to Q4 2012 on lower revenue*

Overall weak macroeconomic climate

- no notable structural recovery in target markets
- compounding macro factors since H2 2011: Japanese natural disaster, U.S. budget uncertainty and sequestration, Euro crisis
- cautious infrastructure spending patterns

Newer technology (e.g. IEEE 1588, 4G/LTE, backhaul) spending delayed

Notable competitive price pressure

- affecting both ICT and Aero/Defense

Key competitors impacted as well

Financial Snapshot



Quarterly Income Statement Trends
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
$12.5
$12.4
$11.0
$9.0
$9.7
$9.6
$7.4
$7.2
$7.6
$7.3
$7.6
$7.4
36.3%
37.6%
31.7%
32.6%
31.8%
28.0%
27.9%
22.3%
26.5%
24.5%
30.7%
32.5%
20.6%
18.9%
11.2%
6.4%
7.9%
3.5%
-3.0%
-9.2%
-1.2%
-3.2%
0.5%
-0.5%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Revenue
Gross Margin
EBITDA Margin

Capital Position as of:	3/31/2013	12/31/2012
Total Assets	$ 28.9M	$ 29.6M
Net Working Capital	16.6M	16.6M
Cash-Adjusted Working Capital	8.2M	7.2M
Cash and Cash Equivalents	9.3M	10.1M
Total Debt	1.4M	1.3M
Shareholders' Equity	24.6M	24.6M

- Cash and cash equivalents of **$3.59 per share** at 03/31/2013
- Cash-adjusted working capital of **$3.16 per share** at 03/31/2013
- Book value of **$9.49 per share** at 03/31/2013

Positioned for Growth

Capital position strong
organic investments (client service, ERP, website, capacity and capabilities)
joint venture/M&A

R&D investments in target markets
software-defined radio, low noise radar, harsh environment timing

Key components in major clients' systems
very "sticky" with high switching costs

Strong position in Commercial Avionics
Industry predicting double digit growth



Order Backlog
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.4
$12.0
$10.7
$12.2
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

GAAP to Non-GAAP Reconciliation

Reconciliation of earnings before taxes (GAAP) to EBITDA (non-GAAP)

(000's except percentages)	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Revenue	$ 12,535	$ 12,397	$ 11,023	$ 9,020	$ 9,646	$ 9,629	$ 7,387	$ 7,174	$ 7,582	$ 7,307	$ 7,643	$ 7,398
Earnings (loss) before taxes (GAAP)	2,275	2,067	1,042	380	540	91	(444)	(859)	(326)	(461)	(198)	(296)
Add: interest expense (income)	112	71	16	12	29	41	27	27	28	23	11	19
Add: depreciation and amortization	192	202	174	187	190	208	199	169	204	203	229	240
EBITDA (Non-GAAP)	**$ 2,579**	**$ 2,340**	**$ 1,232**	**$ 579**	**$ 759**	**$ 340**	**$ (218)**	**$ (663)**	**$ (94)**	**$ (235)**	**$ 42**	**$ (37)**
EBITDA as % of revenue	20.6%	18.9%	11.2%	6.4%	7.9%	3.5%	-3.0%	-9.2%	-1.2%	-3.2%	0.5%	-0.5%

Computation of adjusted working capital

(000's)	12/31/2012	3/31/2013
Accounts receivable, net	$ 4,350	$ 4,479
Inventory, net	5,349	5,460
Less: accounts payable	(2,452)	(1,737)
Adjusted working capital	**$ 7,247**	**$ 8,202**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Working Toward Growth

- – Major clients reporting market softness for equipment purchases
- – Repeat orders from existing contracts sluggish and under price pressure
- – Used cash in operations during Q1 2013, requiring close management

- + **Strong new product revenue stream across core business**
- + **Solid working capital position**
- + **Margins and operating efficiencies remain favorable**

Growth Drivers for 2013

- ⇨ **Organic growth from new products**: software-defined radio, 4G/LTE and avionics
- ⇨ **Repeat orders and share gains with Aero/Defense clients**
- ⇨ **India sales opportunities**/operations investments
- ⇨ IP investments in **modules/subsystems**
- ⇨ Joint venture/M&A

Investment Considerations

Strong capital position

Experienced management team

JV/M&A opportunities

~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support









Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, CFO
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000